Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Report of Advanced Lighting Technologies, Inc., an Ohio corporation (the “Company”), on Form 10-Q for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Christopher F. Zerull, Chief Accounting Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 28, 2005

/s/ Christopher F. Zerull
Christopher F. Zerull
Vice President and Chief Accounting Officer